SUPPLEMENT DATED JULY 1, 2009 TO THE PROSPECTUS DATED JUNE 23, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 599

                        CLAYMORE/GUGGENHEIM INTERMEDIATE

            INVESTMENT-GRADE CORPORATE TRUST, SERIES 5 (THE "TRUST")

                               FILE NO. 333-159869

         Notwithstanding anything to the contrary in the Prospectus, the first two paragraphs of the "Underwriting Concessions" section on pages 17 and 18 of the Prospectus are hereby replaced with the following:

                            UNDERWRITING CONCESSIONS

         The sponsor has entered into that certain Agreement Among Underwriters pursuant to which it shall serve as the principal underwriter for units of the trust. The Agreement Among Underwriters provides that a public offering of the units of the trust will be made at the Public Offering Price described in the prospectus. Units may also be sold to or through dealers and other selling agents during the initial offering period and in the secondary market at prices representing a concession as described in "Distribution of Units." Dealers that do not enter into the Agreement Among Underwriters but sell at least 500 units of the trust on the first day units are sold publicly will also be entitled to receive the concession available to underwriters. However, such dealers will not be eligible to receive any acquisition profit (as defined below).

         In lieu of the concessions provided in "Distribution of Units," the underwriters (other than the sponsor) will receive from the sponsor the maximum dealer concession contained in the following table:

------------------------------------------------------------ ---------------------------------------------------------
                      PURCHASE AMOUNT                                  MAXIMUM DEALER CONCESSION (PER UNIT)
------------------------------------------------------------ ---------------------------------------------------------
                      500 - 999 units                                                 $31.00
------------------------------------------------------------ ---------------------------------------------------------
                    1,000 - 2,999 units                                               $31.50
------------------------------------------------------------ ---------------------------------------------------------
                    3,000 or more units                                               $32.00
------------------------------------------------------------ ---------------------------------------------------------

   Following the first day that units are sold publicly, underwriters that sell between 1 and 499 units on a given day will be entitled to a maximum dealer concession of $31.00 per unit, and underwriters that sell at least 500 units on a given day will be entitled to a maximum dealer concession per unit equal to the amount received for sales occurring on the first day units are sold publicly.

                        Please keep for future reference.